UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

SPAR Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

On October 24, 2024, SPAR Group, Inc. (the “Corporation”) posted the following on LinkedIn, Twitter/X, Instagram, Stocktwits and Reddit in connection with the Corporation’s special meeting of the stockholders:

LinkedIn

Twitter/X

Instagram

Stocktwits

Reddit

On October 24, 2024, the Corporation sent the following LinkedIn message (or a substantially similar message) to certain stockholders in connection with the Corporation’s special meeting of the stockholders:

_______,

I’m the CEO of Spar Group – NASDAQ: SGRP. Special Meeting of stockholders tomorrow at noon. __________ is sitting on ______ unvoted shares. Would appreciate your help getting these shares voted. Call me at your convenience.

DFKing is proxy solicitor. Number to vote over the phone is 866-388-7535.

Mike Matacunas

On October 24, 2024, the Corporation sent the following email to certain stockholders in connection with the Corporation’s special meeting of the stockholders:

Dear: ___________,

I am contacting you about your shareholdings in SPAR Group Inc. (SGRP) and the upcoming special meeting of stockholders, which will be held on October 25, 2024.

Your participation is crucial for the special meeting, and I kindly ask that you cast your vote at your earliest convenience.

You can vote your proxy today or early next week in any of the following ways:

●	If you hold your shares via a broker (such as Schwab or others), you can vote by logging in to your account and look for proxy events/SGRP Meeting and following the instructions to vote
●	By Phone: Call toll-free at 866-388-7535 (North America) or 212-269-5550 (international).
●	By Internet: Visit the website listed on your proxy card or voting form. Make sure to have your voting card handy and follow the instructions provided.

If you have any questions, please do not hesitate to contact us.

Best regards,

Antonio Calisto Pato

Forward Looking Statements

This report contains “forward-looking statements” within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, the Corporation. Forward-looking statements include information concerning the proposed acquisition of the Corporation by Parent (the "Proposed Acquisition"). “Forward-looking statements” are defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, and other applicable federal and state securities laws, rules and regulations, as amended.

All statements (other than those that are purely historical) are forward-looking statements. Words such as “may,” “will,” “expect,” “intend,” “believe,” “estimate,” “anticipate,” “continue,” “plan,” “project,” or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Corporation in this report may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors (“Risks”). Those Risks include (without limitation): the impact of the news of the Proposed Acquisition or developments in it; the uncertainty of approval by the Corporation’s stockholders and satisfaction of other closing conditions respecting the Proposed Acquisition; the impact of the Corporation’s continued strategic review process, or any resulting action or inaction, should the Proposed Acquisition not occur; the impact of selling certain of the Corporation’s subsidiaries or any resulting impact on revenues, earnings or cash; the impact of adding new directors or new finance team members; the potential negative effects of any stock repurchase and/or payment; the potential continuing negative effects of the COVID pandemic on the Company’s business; the Corporation’s potential non-compliance with applicable Nasdaq director independence, bid price or other rules; the Company’s cash flow or financial condition; and plans, intentions, expectations, guidance or other information respecting the pursuit or achievement of the Corporation’s corporate objectives.

You should carefully review and consider the Company’s forward-looking statements (including Risks and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this report, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, foreign exchange, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, revenues, sales, strategies, taxation or other achievement, results, Risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, “Expectations”), and our forward-looking statements (including all Risks) and other information reflect the Company’s current views about future events and circumstances. Although the Corporation believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Corporation, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company’s control). In addition, new Risks arise from time to time, and it is impossible for the Corporation to predict these matters or how they may arise or affect the Company. Accordingly, the Corporation cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Corporation’s common stock.

These forward-looking statements reflect the Corporation’s Expectations, views, Risks and assumptions only as of the date of this report, and the Corporation does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

Additional Information About the Proposed Acquisition and Where to Find It

This report relates to the Proposed Acquisition of the Corporation by Parent. In connection with the Proposed Acquisition, the Corporation has filed relevant materials with the Securities and Exchange Commission (the “SEC”), including the definitive proxy statement, which was filed on October 2, 2024 (the “Proxy Statement”). The Corporation has filed or may file other documents regarding the Proposed Acquisition with the SEC. This report is not a substitute for the Proxy Statement or for any other document that the Corporation has filed or may file with the SEC in connection with the Proposed Acquisition. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN AND THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE CORPORATION, PARENT, THE PROPOSED ACQUISITION AND RELATED MATTERS THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING THE PROPOSED ACQUISITION. The Proxy Statement has been sent to the Corporation's stockholders. Stockholders will be able to obtain the Proxy Statement and other documents filed by the Corporation with the SEC (when available) free of charge from the SEC's website at www.sec.gov. In addition, investors and stockholders should note that the Corporation communicates with investors and the public using its website (www.sparinc.com), the investor relations website (http://www.investorssparinc.com) where anyone will be able to obtain free copies of the Proxy Statement and other documents filed by the Corporation with the SEC, and stockholders are urged to read the Proxy Statement and the other relevant materials (when they become available) before making any voting or investment decision with respect to the proposed acquisition.

Stockholders may obtain a free copy of the Proxy Statement and other relevant materials (when they are available) filed by the Corporation with the SEC at the SEC’s website at www.sec.gov, at the Company’s website at https://investors.sparinc.com/ or by sending a written request to the Corporation's Secretary at the Corporation’s principal executive offices at 1910 Opdyke Court, Auburn Hills, Michigan 48326.

Participants in the Solicitation

The Corporation, its directors and certain of its executive officers and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the Proposed Acquisition. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Corporation’s stockholders in connection with the Proposed Acquisition and any direct or indirect interests they have in the Proposed Acquisition is set forth in the Proxy Statement. Information relating to the foregoing can also be found in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on April 1, 2024, its First Amendment to the 10-K on Form 10K/A filed with the SEC on April 30, 2024 and the Corporation’s definitive proxy statement for its 2023 Annual Meeting of Stockholders filed with the SEC on October 13, 2023 (the “Annual Meeting Proxy Statement”).

To the extent that holdings of the Company’s securities by reporting persons have changed since the amounts set forth in the Annual Meeting Proxy Statement, such changes have been or are required to be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.
Date: October 24, 2024
By:	/s/ Michael R. Matacunas
Michael R. Matacunas, President & CEO